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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2005

Mac-Gray Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
1-13495 (Commission File Number)	04-3361982 (IRS Employer Identification No.)
22 Water Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02141 (Zip Code)
(617) 492-4040 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Item 7.01.	Regulation FD Disclosure.

        On August 1, 2005, Mac-Gray Corporation (the "Company") announced its intention to offer $125 million of senior notes due 2015 (the "Notes") through a private placement, subject to market and other conditions. The Company also announced that it intends to use the net proceeds of the offering to repay outstanding indebtedness under its existing senior credit facilities. In connection with the proposed private placement of the Notes, the Company intends to disclose the information furnished herein as Exhibit 99.1 to potential investors, which is hereby incorporated by reference. The information contained in Exhibit 99.1 includes the following:

  •
  Summary historical and unaudited pro forma financial data of the Company as of and for the fiscal years ended December 31, 2002, 2003 and 2004, as of and for the six months ended June 2004 and 2005 and for the twelve months ended June 30, 2005, on a pro forma basis;

  •
  Summary historical financial data of Web Service Company, Inc., Central and Northwest Regions, as of December 31, 2003 and 2004 and for the fiscal years ended December 31, 2002, 2003 and 2004;

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  Risk factors related to the Company's business;

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  Selected historical financial information of the Company as of and for the fiscal years ended December 31, 2000, 2001, 2002, 2003 and 2004 and as of and for the six months ended June 2004 and 2005;

  •
  Selected historical financial data of Web Service Company, Inc., Central and Northwest Regions, as of December 31, 2003 and 2004 and for the fiscal years ended December 31, 2002, 2003 and 2004;

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  Unaudited pro forma combined financial information for the fiscal year ended December 31, 2004, the six months ended June 30, 2005 and the twelve months ended June 30, 2005;

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  Management's discussion and analysis of financial results and condition; and

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  Description of the Company's business.

        The information contained in these Items 2.02 and 7.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") and outside the United States to non-United States persons in compliance with Regulation S under the Securities Act. The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

        The information contained in these Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 2.02 and 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

Item 8.01 Other Events.

        The Company announced its intention to offer the Notes in a press release dated August 1, 2005, which is attached as Exhibit 99.2 hereto and incorporated herein by reference. In connection with the proposed private placement of the Notes, the Company reclassified its financial information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 to conform to current segment reporting.

2

The Company's audited consolidated financial statements at December 31, 2003 and 2004 and for each of the three years in the period ended December 31, 2004, as modified to reflect this reclassification, are attached as Exhibit 99.3 hereto and incorporated herein by reference. The Company's audited consolidated financial statements at December 31, 2001 and 2002 and for each of the three years in the period ended December 31, 2002, as modified to reflect this reclassification, are attached as Exhibit 99.4 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits.

        The following exhibits are being furnished herewith:

Exhibit No.		Description
23.1		Consent of PricewaterhouseCoopers LLP
23.2		Consent of PricewaterhouseCoopers LLP
99.1	*	Supplemental information
99.2		Press release of Mac-Gray Corporation issued August 1, 2005
99.3		Audited consolidated financial statements of Mac-Gray Corporation at December 31, 2003 and 2004 and for each of the three years in the period ended December 31, 2004
99.4		Audited consolidated financial statements of Mac-Gray Corporation at December 31, 2001 and 2002 and for each of the three years in the period ended December 31, 2002

*
This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAC-GRAY CORPORATION
Date: August 1, 2005	By:	/s/ MICHAEL J. SHEA Name: Michael J. Shea Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.		Description
23.1		Consent of PricewaterhouseCoopers LLP
23.2		Consent of PricewaterhouseCoopers LLP
99.1	*	Supplemental information
99.2		Press release of Mac-Gray Corporation issued August 1, 2005
99.3		Audited consolidated financial statements of Mac-Gray Corporation at December 31, 2003 and 2004 and for each of the three years in the period ended December 31, 2004
99.4		Audited consolidated financial statements of Mac-Gray Corporation at December 31, 2001 and 2002 and for each of the three years in the period ended December 31, 2002

*
This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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SIGNATURES
EXHIBIT INDEX